UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 5, 2014

LSB INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-7677	73-1015226
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16 South Pennsylvania Avenue, Oklahoma City, Oklahoma	73107
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (405) 235-4546

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) On June 5, 2014, following the 2014 Annual Meeting of the Stockholders (“2014 Annual Meeting”) of LSB Industries, Inc. (the “Company”) described below at Item 5.07, the Board of Directors of the Company (the “Board of Directors”) elected Richard S. Sanders, Jr., to the class of directors whose term expires at the 2015 Annual Meeting to fill the vacancy created by John A. Shelley’s retirement which was effective at the 2014 Annual Meeting. Mr. Sanders has been appointed to serve as a member of the Company’s Nominating and Corporate Governance Committee. Mr. Sanders was elected to the Board of Directors pursuant to the terms of the Company’s agreement with Starboard Value LP, and certain of its affiliates, and the Company’s agreement with Engine Capital, L.P., and certain of its affiliates, each dated April 3, 2014 (collectively, the “Agreements”).

Mr. Richard S. Sanders, Jr., age 57, served as Vice President of Manufacturing of Terra Industries Inc. from 2003 until the acquisition of Terra Industries by CF Industries Holdings, Inc. in April 2010. On completion of the transaction, Mr. Sanders worked on the integration of manufacturing operations, and as Vice President Environmental Health and Safety, Engineering and Procurement. At Terra Industries Inc., Mr. Sanders was responsible for Terra’s six manufacturing facilities’ overall operations including production operations, environmental health and safety, project engineering, and technical services. He was also responsible for Terra’s capital investment program of approximately $250 million per year, including major expansion projects. Mr. Sanders was Plant Manager of Terra’s Verdigris, Oklahoma nitrogen manufacturing complex for nine years prior to his role as Vice President of Manufacturing. Prior to Terra, Mr. Sanders served as Plant Manager at the Beaumont Methanol Corporation’s 800,000 GPD methanol manufacturing facility and in management and engineering positions for Agrico Chemical Company. Mr. Sanders served as a director of EuroChem Mineral and Chemical Company, an Open Joint Stock Company, during 2013. Mr. Sanders earned a B.S. in Chemical Engineering from Louisiana State University in Baton Rouge in 1980.

(e) At the 2014 Annual Meeting, the stockholders of the Company approved an amendment to the Company’s 2008 Incentive Stock Plan (“Plan”) to, among other things, increase the total number of shares of common stock for which awards may be granted under the plan from 1,000,000 to 1,975,000. The terms and conditions of such plan are set forth under the caption “Proposal No. 3—Proposal to Approve the First Amendment to the 2008 Incentive Stock Plan” in the Company’s Definitive Proxy Statement, filed with the Securities and Exchange Commission (“SEC”) on April 30, 2014. As of June 5, 2014, approximately 775,870 shares of common stock had been previously issued under the Plan or subject to outstanding options granted under the Plan. Such description is qualified in its entirety by reference to the Company’s 2008 Incentive Stock Plan, as amended, a copy of which is filed as Exhibit 99.3 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 5, 2014, the Company held its 2014 Annual Meeting. Approximately 89.34% of the Company’s securities entitled to vote at the 2014 Annual Meeting were represented in person or by proxy. At the 2014 Annual Meeting, the stockholders (1) elected the three nominees listed in the Company’s proxy statement to serve on the Board of Directors for terms expiring in 2017, (2) ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2014, (3) approved the First Amendment to the Company’s 2008 Incentive Stock Plan, and (4) approved, on an advisory basis, a resolution approving the 2013 compensation of the Company’s named executive officers. The final voting results for each of these matters are set forth below.

1.	Election of Directors:

Nominee	Number for Votes For	Number of Votes Withheld
Daniel D. Greenwell	19,455,035	151,481
Robert H. Henry	19,475,749	130,767
William F. Murdy	19,479,713	126,803

There were 1,326,435 broker non-votes with respect to each nominee.

2.	Ratification of Appointment of Independent Registered Public Accounting Firm:

Number of Votes For:	20,068,639
Number of Votes Against:	862,809
Number of Votes Abstaining:	1,503

There were no broker non-votes on this matter.

3.	Approval of the First Amendment to the 2008 Incentive Stock Plan:

Number of Votes For:	18,402,333
Number of Votes Against:	1,184,814
Number of Votes Abstaining:	19,369

There were 1,326,435 broker non-votes on this matter.

4.	Advisory Vote on Executive Compensation:

Number of Votes For:	19,418,576
Number of Votes Against:	164,618
Number of Votes Abstaining:	23,322

There were 1,326,435 broker non-votes on this matter.

Section 7 – Regulation FD

Item 7.01.	Regulation FD Disclosure.

The Company intends to disclose certain information to prospective investors in the form of an Investor Presentation, the first of which is being held during the second week of June 2014. Pursuant to Regulation FD, the Company is furnishing the Investor Presentation as Exhibit 99.5 to this Current Report on Form 8-K, which lists or discusses, certain disclosures about the Company and its business. A copy of the Investor Presentation, dated June 2014, is also publicly available at: http://investors.lsbindustries.com. The content of such website is included for general information only and is not incorporated by reference in this Form 8-K.

The information contained in this Item 7.01 and Exhibit 99.5 under Item 9.01 of this Current Report on Form 8-K and the Exhibit 99.5 attached hereto is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference to this Item 7.01 or Item 9.01 in such filing.

Section 8 – Other Events

Item 8.01.	Other Events.

Pursuant to the previously disclosed Agreements, at the 2014 Annual Meeting, the Board of Directors of the Company established a Strategic Committee. The Strategic Committee is composed of four members of the Board of Directors: Webster L. Benham (Chairman), Charles A. Burtch, Daniel D. Greenwell, and William F. Murdy. The purpose of the Strategic Committee is to assist the Board of Directors in reviewing and evaluating potential strategic separations of the Company’s Chemical Business and Climate Control Business and to review and evaluate the possibility of placing some or all of the Company’s Chemical Business into a Master Limited Partnership structure.

The Company has completed its offer to exchange all of its registered 7.75% Senior Secured Notes due 2019 (the “New Notes”) for all of its outstanding unregistered 7.75% Senior Secured Notes due 2019 (the “Old Notes”). The Company issued $425,000,000 aggregate principal amount of Old Notes on August 7, 2013, to the initial purchasers in transactions exempt from the registration requirements of the Securities Act of 1933, as amended. The offer to exchange was conducted pursuant to the terms of a registration rights agreement with the initial purchasers and in accordance with the Company’s Form S-4 Registration Statement, file no. 333-195102, which was effective May 5, 2014. The terms of the New Notes are substantially identical to the terms of the Old Notes, except that provisions relating to transfer restrictions, registration rights, and rights to payment of interest in addition to the stated interest rate on the Old Notes will not apply to the New Notes.

Section 9 – Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Agreement by and among the Company and Starboard Value LP, and certain of its affiliates, dated April 3, 2014, which is incorporated by reference herein from Exhibit 99.1 to the Company’s Form 8-K, filed with the SEC on April 4, 2014.

99.2	Agreement by and among the Company and Engine Capital, L.P., Red Alder, LLC, and certain of their respective affiliates, dated April 3, 2014, which is incorporated by reference herein from Exhibit 99.2 to the Company’s Form 8-K, filed with the SEC on April 4, 2014.

99.3	The Company’s 2008 Incentive Stock Plan, as amended by the First Amendment to the Company’s 2008 Incentive Stock Plan.

99.4	Company’s definitive proxy statement, dated April 30, 2014, for 2014 Annual Meeting of Stockholders, filed with the SEC on April 30, 2014, which is incorporated herein by reference herein.

99.5	Investor Presentation, dated June 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 11, 2014

LSB INDUSTRIES, INC.

By:	/s/ Jack E. Golsen
Jack E. Golsen, Chief Executive Officer